UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 9, 2024

WEX Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32426	01-0526993
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hancock Street	,	Portland	,	Maine	04101
Address of principal executive offices					Zip Code

Registrant's telephone number, including area code	(207)	733-8171

(Former name or former address if changes since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WEX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01    Entry Into a Material Definitive Agreement.
On May 10, 2024, WEX Inc. (the “Company”) and certain of its subsidiaries entered into the Fifth Amendment to Amended and Restated Credit Agreement (the “Fifth Amendment”), which amends that certain Amended and Restated Credit Agreement, dated as of April 1, 2021, by and among the Company and certain of its subsidiaries identified therein, the lenders party thereto from time to time, and Bank of America, N.A., as administrative agent on behalf of the lenders (as amended by the First Amendment to Amended and Restated Credit Agreement dated April 24, 2023, the Second Amendment to Amended and Restated Credit Agreement dated August 10, 2023, the Third Amendment to Amended and Restated Credit Agreement dated September 26, 2023, the Fourth Amendment to Amended and Restated Credit Agreement dated January 22, 2024, and as otherwise amended, restated, amended and restated, supplemented or otherwise modified prior to May 10, 2024, the “Existing Credit Agreement” and, as amended by the Fifth Amendment, the “Amended Credit Agreement”).

The Fifth Amendment (i) extends the maturity date of the Company’s revolving credit facility and tranche A term loans from April 1, 2026 to May 10, 2029, (ii) increases commitments under the Company’s revolving credit facility from $1.43 billion to $1.6 billion and (iii) increases the size of the Company’s tranche A term loan facility from $844 million to $900 million. The Fifth Amendment also amends certain additional terms of the Existing Credit Agreement, including without limitation, by (x) repricing the applicable interest margin for the tranche A term loan facility and the revolving credit facility to be (1) to the extent the Company’s consolidated leverage ratio is equal to, or less than 3.00 to 1.00, 1.50% for SOFR loans and 0.50% for base rate loans, (2) to the extent the Company’s consolidated leverage ratio is greater than 3.00 to 1.00 but less than or equal to 3.50 to 1.00, 1.75% for SOFR loans and 0.75% for base rate loans, (3) to the extent the Company’s consolidated leverage ratio is greater than 3.50 to 1.00 but less than or equal to 4.25 to 1.00, 2.00% for SOFR loans and 1.00% for base rate loans and (4) to the extent the Company’s consolidated leverage ratio is greater than 4.25 to 1.00, 2.25% for SOFR Loans and 1.25% for base rate loans, (y) removing the credit spread adjustment for SOFR borrowings under such facilities and (z) making additional changes as further described on Exhibit 10.1 to this Current Report on Form 8-K. The obligations of the borrowers under the Amended Credit Agreement are secured by a security interest in certain of the assets of the Company and the guarantors, subject to certain exceptions, pursuant to the terms of a U.S. security agreement, dated as of July 1, 2016, and amended on May 10, 2024, in favor of Bank of America, as collateral agent for the lenders.

From time to time, certain parties to the Amended Credit Agreement, and affiliates of those parties, have provided, and may in the future provide banking, investment banking, and other financial services to the Company or the Company’s affiliates. Such parties have received, or may in the future receive, customary fees and commissions for these services.

The foregoing description of the Fifth Amendment is qualified in its entirety by reference to the Fifth Amendment filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 5.07    Submission of Matters to a Vote of Security Holders.
At the annual meeting of stockholders of the Company held on May 9, 2024, the Company’s stockholders voted on the following proposals:

1. The following nominees were elected to the Company’s Board of Directors as directors each for a one-year term, expiring at the Company’s 2025 annual meeting of stockholders, and until their respective successors are elected and qualified.

Nancy Altobello
For: 36,728,777
Against: 1,035,668

Abstain: 21,735
Broker Non-Votes: 0

Daniel Callahan
For: 37,728,041
Against: 37,841
Abstain: 20,298
Broker Non-Votes: 0

Aimee Cardwell
For: 37,761,319
Against: 4,877
Abstain: 19,984
Broker Non-votes: 0

Shikhar Ghosh
For: 37,134,910
Against: 633,147
Abstain: 18,123
Broker Non-Votes: 0

James Groch
For: 37,731,807
Against: 34,188
Abstain: 20,185
Broker Non-Votes: 0

James (Jim) Neary
For: 37,726,726
Against: 41,407
Abstain: 18,047
Broker Non-Votes: 0

Derrick Roman:
For: 37,731,242
Against, 34,665
Abstain: 20,273
Broker Non-Votes: 0

Melissa Smith
For: 36,934,729
Against: 828,267
Abstain: 23,184
Broker Non-Votes: 0

Stephen Smith
For: 37,333,277
Against: 432,692
Abstain: 20,211
Broker Non-Votes: 0

Susan Sobbott
For: 36,774,720
Against: 991,413

Abstain: 20,047
Broker Non-Votes: 0

Jack VanWoerkom
For: 36,114,492
Against: 1,651,078
Abstain: 20,610
Broker Non-Votes: 0

2. A non-binding, advisory proposal on the compensation of the Company’s named executive officers was approved.

For: 37,012,270
Against: 751,625
Abstain: 22,285
Broker Non-Votes: 0

3. The appointment of Deloitte & Touche, LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2024 was ratified.

For: 37,198,673
Against: 567,697
Abstain: 19,810

Item 9.01     Financial Statements and Exhibits.
(c)  See attached Exhibit Index.
EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amendment to Amended and Restated Credit Agreement, dated May 10, 2024.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain exhibits and schedules have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish to the SEC a copy of any omitted exhibits or schedules upon request of the SEC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEX INC.

Date: May 14, 2024	By:	/s/ Jagtar Narula
Jagtar Narula
Chief Financial Officer